UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use
☒	Definitive Proxy Statement		of the Commission Only
☐	Definitive Additional Materials		(as permitted by Rule
☐	Soliciting Material under Rule 14a-12		14a-6(e)(2))

GT BIOPHARMA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GT BIOPHARMA, INC.

8000 Marina Boulevard, Suite 100

Brisbane, California 94005

(415) 919-4040

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on September 28, 2022

TO THE STOCKHOLDERS OF GT BIOPHARMA, INC.:

You are cordially invited to attend the Special Meeting of Stockholders of GT Biopharma, Inc., a Delaware corporation (the “Company”), to be held on September 28, 2022, at 11:00 A.M. Pacific time, for the following purposes as more fully described in the accompanying proxy statement:

1.	To ratify the inclusion of discretionary votes by brokers or other nominees holding shares for beneficial owners in the tabulation of votes on Proposal No. 4 included in the definitive proxy statement for the Company’s 2022 Annual Meeting of Stockholders, the proposal to approve the amendment to the Company’s restated certificate of incorporation, as amended, to reduce the number of authorized shares of common stock to 250,000,000; and

2.	To transact other business properly presented at the meeting or any postponement or adjournment thereof.

The Special Meeting will be a completely virtual meeting of stockholders, conducted solely via a live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GTBP2022SM. You will also be able to vote your shares electronically at the Special Meeting.

Our Board of Directors has fixed August 8, 2022 as the record date for the determination of stockholders entitled to notice and to vote at the Special Meeting and any postponement or adjournment thereof, and only stockholders of record at the close of business on that date are entitled to notice and to vote at the Special Meeting. A list of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting and at the offices of the Company for 10 days prior to the Special Meeting.

Your vote is important. Whether or not you plan to attend the Special Meeting via live webcast, please vote by telephone or the Internet by following the voting procedures described in the Proxy Materials. If you wish to vote by mail, promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope.

August 17, 2022	By Order of the Board of Directors

Michael Breen Executive Chairman of the Board and Interim Chief Executive Officer

GT BIOPHARMA, INC.

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 28, 2022

INFORMATION CONCERNING VOTING AND SOLICITATION OF PROXIES

Our Board of Directors solicits your proxy for the 2022 Special Meeting of Stockholders (the “Special Meeting”), and for any postponement or adjournment of the Special Meeting, for the purposes described in the “Notice of Special Meeting of Stockholders.” The table below shows some important details about the Special Meeting and voting. Additional information is available in the “Frequently Asked Questions” section of the proxy statement immediately below the table. We use the terms “GT Biopharma,” “the Company,” “we,” “our” and “us” in this proxy statement to refer to GT Biopharma, Inc., a Delaware corporation.

The Notice of Special Meeting of Stockholders, proxy statement and proxy card are first being made available to our stockholders on or about August 18, 2022.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Special Meeting

This proxy statement is available for viewing, printing and downloading at www.proxyvote.com and on the “Investors” section of our website at www.gtbiopharma.com. Certain documents referenced in the proxy statement are available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

1

Meeting Details	September 28, 2022, 11:00 a.m. Pacific Time

Virtual Meeting	To participate in the Special Meeting virtually via the Internet, please visit: www.virtualshareholdermeeting.com/GTBP2022SM. To access the Special Meeting you will need the 16-digit control number included on your proxy card or provided through your broker. Stockholders will be able to vote and submit questions during the Special Meeting.

Record Date	August 8, 2022

Shares Outstanding	There were 31,092,498 shares of common stock outstanding and entitled to vote as of the Record Date.

Eligibility to Vote	Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. Each stockholder is entitled to one vote for each share held as of the Record Date.

Quorum	A majority of the shares of common stock outstanding and entitled to vote, by proxy or via live webcast, as of the Record Date constitutes a quorum. A quorum is required to transact business at the Special Meeting.

Voting Methods	Stockholders whose shares are registered in their names with Computershare, our transfer agent (referred to as “Stockholders of Record”) may vote by proxy via the Internet, phone, or mail by following the instructions on the accompanying proxy card. Stockholders of Record may also vote at the virtual Special Meeting. Stockholders whose shares are held in “street name” by a broker, bank or other nominee (referred to as “Beneficial Owners”) must follow the voting instructions provided by their brokers or other nominees. See “What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?” and “How do I vote and what are the voting deadlines?” below for additional information.

Inspector of Elections	We will appoint an independent Inspector of Election to determine whether a quorum is present, and to tabulate the votes cast by proxy or at the Special Meeting via live webcast.

Voting Results	We will announce preliminary results at the Special Meeting. We will report final results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) as soon as practicable after the Special Meeting.

Proxy Solicitation Costs	We will bear the costs of soliciting proxies from our stockholders. These costs include preparing, assembling, printing, mailing and distributing notices, proxy statements and proxy cards. Our directors, officers and other employees may solicit proxies personally or by telephone, e-mail or other means of communication, and we will reimburse them for any related expenses. We will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the Beneficial Owners of the shares that the nominees hold in their names.

2

FREQUENTLY ASKED QUESTIONS

What matters am I voting on?

You will be voting on:

●	The ratification of the inclusion of discretionary votes by brokers or other nominees holding shares for Beneficial Owners in the tabulation of votes on Proposal No. 4 included in the definitive proxy statement for our 2022 Annual Meeting of Stockholders, the proposal to approve the amendment to our restated certificate of incorporation, as amended, to reduce the number of authorized shares of common stock to 250,000,000 (the “Reduction Amendment”); and
●	Any other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

How does our Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote:

●	FOR the ratification of the inclusion of discretionary votes by brokers or other nominees holding shares for Beneficial Owners in the tabulation of votes on the Reduction Amendment.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Special Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board of Directors does not intend to bring any other matters to be voted on at the Special Meeting, and we are not currently aware of any matters that may be properly presented by others for action at the Special Meeting.

Who is entitled to vote at the Special Meeting?

Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

A complete list of the stockholders entitled to vote at the Special Meeting will be available at our headquarters, located at 8000 Marina Boulevard, Suite 100, Brisbane, California 94005, during regular business hours for the ten days prior to the Special Meeting. This list will also be available during the Special Meeting at this location. Stockholders may examine the list for any legally valid purpose related to the Special Meeting.

What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?

Stockholders of Record. If, at the close of business on the Record Date, your shares are registered directly in your name with Computershare, our transfer agent, you are considered the Stockholder of Record with respect to those shares. As the Stockholder of Record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the Special Meeting via live webcast.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, you are considered the Beneficial Owner of shares held in “street name.” As the Beneficial Owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. In general, if you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee may, in its discretion, vote your shares with respect to routine matters, but may not vote your shares with respect to any non-routine matters. Please see “What if I do not specify how my shares are to be voted?” for additional information.

3

How can I participate in the Special Meeting?

Our stockholders may participate in the Special Meeting by visiting the following website: www.virtualshareholdermeeting.com/GTBP2022SM. You will need the 16-digit control number included on your proxy card to attend and vote at the Special Meeting. If you are the Beneficial Owner of your shares, your 16-digit control number may be included in the voting instructions form that accompanied your proxy materials. If your nominee did not provide you with a 16-digit control number in the voting instructions form that accompanied your proxy materials, you may be able to log onto the website of your nominee prior to the start of the Special Meeting, which will automatically populate your 16-digit control number in the virtual Special Meeting interface. Stockholders who have obtained a 16-digit control number as described above may vote or submit questions while participating in the live webcast of the Special Meeting. However, even if you plan to attend the Special Meeting virtually, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Special Meeting via live webcast.

How do I vote and what are the voting deadlines?

Stockholders of Record. Stockholders of Record can vote by proxy or by attending the Special Meeting virtually by visiting www.virtualshareholdermeeting.com/GTBP2022SM, where votes can be submitted via live webcast. If you vote by proxy, you can vote by Internet, telephone or by mail as described below.

●	You may vote via the Internet or by telephone. To vote via the Internet or by telephone, follow the instructions provided in the proxy card that accompanies this proxy statement. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on September 27, 2022. Alternatively, you may request a printed proxy card by following the instructions provided in the Notice.
●	You may vote by mail. If you would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it in the enclosed postage-paid envelope so that it is received no later than September 27, 2022. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named on the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Special Meeting, the persons named on the proxy card will vote the shares you own in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends that you vote FOR Proposal No. One.
●	You may vote at the Special Meeting. If you choose to vote at the Special Meeting virtually, you will need the 16-digit control number included on your proxy card. If you are the beneficial owner of your shares, your 16-digit control number may be included in the voting instructions form that accompanied your proxy materials. If your nominee did not provide you with a 16-digit control number in the voting instructions form that accompanied your proxy materials, you may be able to log onto the website of your nominee prior to the start of the Special Meeting, on which you will need to select the stockholder communications mailbox link through to the Special Meeting, which will automatically populate your 16-digit control number in the virtual Special Meeting interface. The method you use to vote will not limit your right to vote at the virtual Special Meeting. All shares that have been properly voted and not revoked will be voted at the Special Meeting.

Beneficial Owners. If you are the Beneficial Owner of shares held of record by a broker or other nominee, you will receive voting instructions from your broker or other nominee. You must follow the voting instructions provided by your broker or other nominee in order to instruct your broker or other nominee how to vote your shares. The availability of telephone and Internet voting options will depend on the voting process of your broker or other nominee. As discussed above, if you received your 16-digit control number in the voting instructions form that accompanied your proxy materials, or if you are able to link through to the Special Meeting from the website of your nominee and populate your 16-digit control number in the virtual Special Meeting interface, you will be able to vote virtually at the Special Meeting.

4

May I change my vote or revoke my proxy?

Stockholders of Record. If you are a Stockholder of Record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Special Meeting by:

●	entering a new vote by Internet or telephone;
●	signing and returning a new proxy card with a later date;
●	delivering a written revocation to our Secretary at the address listed on the front page of this proxy statement; or
●	attending the Special Meeting and voting via live webcast.

Beneficial Owners. If you are the beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. The persons named on the proxy card have been designated as proxy holders by our Board of Directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Special Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors (as shown on the first page of the proxy statement). If any matters not described in the proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a Stockholder of Record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

●	FOR the ratification of the inclusion of discretionary votes by brokers or other nominees holding shares for Beneficial Owners in the tabulation of votes on the Reduction Amendment; and
●	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners. If you are a Beneficial Owner and you do not provide your broker or other nominee that holds your shares with voting instructions, your broker or other nominee will determine if it has discretion to vote on each matter. In general, brokers and other nominees do not have discretion to vote on non-routine matters. Proposal No. One (ratification of tabulation of votes on the Reduction Amendment) is a routine matter. As a result, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee may, in its discretion, vote your shares with respect to Proposal No. One. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the meeting to be properly held under our Restated Bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, by proxy or at the Special Meeting via live webcast, constitutes a quorum for the transaction of business at the Special Meeting. As noted above, as of the Record Date, there were at total of 31,092,498 shares of common stock outstanding, which means that 15,546,250 shares of common stock must be represented by proxy or virtually via live webcast at the Special Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Special Meeting may adjourn the meeting to a later date.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are considered present and entitled to vote at the Special Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the outstanding shares (Proposal No. One).

5

A broker non-vote occurs when a broker or other nominee holding shares for a Beneficial Owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the Beneficial Owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting, but will not be counted for purposes of determining the number of votes cast.

How many votes are needed for approval of each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Proposal No. One – Ratification of inclusion of discretionary votes by brokers or other nominees holding shares for Beneficial Owners in the tabulation of votes on the Reduction Amendment	Majority of voting power of outstanding shares entitled to vote	Yes

With respect to Proposal No. One, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on the proposal, the abstention will have the same effect as a vote AGAINST the proposal.

How are proxies solicited for the Special Meeting and who is paying for the solicitation?

Our Board of Directors is soliciting proxies for use at the Special Meeting by means of this proxy statement. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers and other nominees to forward to the Beneficial Owners of the shares held of record by the brokers or other nominees. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to Beneficial Owners.

This solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within GT Biopharma or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Will members of the Board of Directors attend the Special Meeting?

We encourage our board members to attend the Special Meeting. Because the Special Meeting will be completely virtual, those board members who do attend will not be available to answer questions from stockholders.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders of Record who participate in householding will be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that GT Biopharma only send a single copy of the next year’s proxy materials, you may contact us as follows:

GT Biopharma, Inc.

Attention: Secretary

8000 Marina Boulevard, Suite 100

Brisbane, California 94005

(415) 919-4040

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

6

PROPOSAL NO. 1

RATIFICATION OF TABULATION

Proposal No. 1 is the ratification (the “Ratification Proposal”) of the inclusion of discretionary votes by brokers or other nominees holding shares for Beneficial Owners in the tabulation of votes on Proposal No. 4 included in the definitive proxy statement for our 2022 Annual Meeting of Stockholders, the proposal to approve the amendment to our restated certificate of incorporation, as amended, to reduce the number of authorized shares of our common stock from 750,000,000 to 250,000,000.

The definitive proxy statement for our 2022 Annual Meeting of Stockholders, filed with the Commission on April 29, 2022, indicated that the Reduction Amendment was a non-routine matter for which broker discretionary voting was not allowed. Notwithstanding that disclosure, the Reduction Amendment was, in fact, a routine matter for which broker discretionary voting was allowed under applicable regulations. As a result, the Final Report and Certification of the Inspector of Election for the 2022 Annual Meeting of Stockholders included discretionary votes by brokers or other nominees holding shares for Beneficial Owners in the tabulation of proxies and votes on the Reduction Amendment, and reported the vote as follows:

Proxies were solicited on behalf of the Board of Directors of the Company and a vote was taken for the approval, of an amendment to the restated certificate of incorporation to decrease the authorized number of shares of the common stock from 750,000,000 to 250,000,000. The proxies and votes were delivered to and tabulated by me as Inspector of Election, and the results of the tabulation were as follows:

Votes For	Votes Against	Votes Abstained
19,568,632	215,253	141,506

On June 13, 2022, in reliance on the foregoing final tabulation of the proxies and votes on the Reduction Amendment, we filed with the office of the Secretary of State of Delaware a certificate of amendment to our restated certificate of incorporation, as amended, amending the first paragraph of Article FOURTH thereof as follows:

“The Corporation is authorized to issue a total of 250,000,000 shares of Common Stock, $0.001 par value per share. Dividends may be paid on the Common Stock as, when and if declared by the Board of Directors, out of any funds of the Corporation legally available for the payment of such dividends, and each share of Common Stock will be entitled to one vote on all matters on which such stock is entitled to vote.”

In light of the difference between the disclosure in the definitive proxy statement for our 2022 Annual Meeting of Stockholders indicating that the Reduction Amendment was a non-routine matter for which broker discretionary voting was not allowed, and the determination that that the Reduction Amendment was, in fact, a routine matter under applicable regulations for which broker discretionary voting was permitted, and consequently tabulated, we are submitting this proposal for our stockholders to ratify the inclusion of discretionary votes by brokers or other nominees holding shares for a Beneficial Owner in the tabulation of votes on the Reduction Amendment.

Reasons for the Reduction Amendment

Our Board of Directors proposed the Reduction Amendment to decrease the number of authorized shares of our common stock from 750,000,000 shares to 250,000,000 shares to reduce the annual franchise tax we pay which is based, in part, on the difference between the authorized number of shares of our common stock and the issued and outstanding number of shares of our common stock. Our Board of Directors also believes that following the Reduction Amendment we will have sufficient additional authorized but unissued shares of our common stock available for equity compensation and for future corporate finance, business development and other corporate purposes. In determining the size of the proposed Reduction Amendment, our Board of Directors considered a number of factors, including the factors set forth above, our historical issuances of shares and our potential future needs. Other than issuances pursuant to equity incentive plans, as of the date of this proxy statement, we have no current plans, arrangements or understandings regarding the issuance of any additional shares of common stock that would be authorized pursuant to the Ratification Proposal, and there are no negotiations pending with respect to the issuance therefor for any purpose.

7

Effect of the Reduction Amendment

Decreasing the number of authorized shares of our common stock upon the filing of the certificate of amendment of our restated certificate of incorporation, as amended, to effectuate the Reduction Amendment did not alter the number of shares of our common stock issued and outstanding or reserved for issuance, and did not change the relative rights of holders of any shares. The authorized shares of our common stock, if and when issued, have the same rights and privileges following the Reduction Amendment as the shares of our common stock previously authorized, issued and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

As a result of the approval of the Reduction Amendment and the filing of the related certificate of amendment to our restated certificate of incorporation, as amended, we have a lower number of unreserved and available shares of our common stock for issuance. No further stockholder authorization is required prior to the issuance of such shares of our common stock, except where stockholder approval is required by our restated certificate of incorporation, as amended, our Restated Bylaws or applicable law or regulation.

The decrease in our authorized shares of common stock did not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders. In addition, by reducing the number of authorized shares of our common stock, we reduced the number of shares that could have a dilutive effect on the proportionate voting power of our existing stockholders. Notwithstanding, following the Reduction Amendment we have 218,907,502 shares of our common stock available for issuance, and any subsequent issuance, or the possibility of such issuance, of shares of our common stock (including the exercise of stock options and warrants, and the issuance of shares of our common stock under equity compensation plans) would reduce each stockholder’s proportionate interest in the Company, and may depress the market price of our common stock.

Except as set forth in the Reduction Amendment, all of the remaining provisions of the Certificate remained in full force and effect without change.

Anti-takeover Effects

Our Board of Directors did not propose the Reduction Amendment and the decrease in the number of authorized shares of our common stock with the intent of preventing or discouraging any actual or threatened takeover of the Company. Notwithstanding that the Reduction Amendment reduced the authorized shares of our common stock from 750,000,000 to 250,000,000, following the Reduction Amendment we have 218,907,502 shares of our common stock available for issuance. The available shares of our common stock could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with our Board of Directors or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal.

Required Vote

Adoption of the Ratification Proposal will require the affirmative vote of a majority of the shares of our common stock entitled to vote at the Special Meeting. Our Board of Directors is of the opinion that the Ratification Proposal is in the best interests of our company and its stockholders and recommends a vote for the adoption of the Ratification Proposal. All proxies will be voted to approve the adoption of the Ratification Proposal unless a contrary vote is indicated on the enclosed proxy card.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE RATICATION PROPOSAL.

8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of August 8, 2022, with respect to the holdings of (1) each person who is the beneficial owner of more than five percent of our common stock, (2) each of our directors, (3) each named executive officer, and (4) all of our directors and executive officers as a group.

Beneficial ownership of our common stock is determined in accordance with the rules of the Securities and Exchange Commission and includes any shares of common stock over which a person exercises sole or shared voting or investment powers, or of which a person has a right to acquire ownership at any time within 60 days of August 8, 2022. Except as otherwise indicated, and subject to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares of common stock held by them. The address of each director and officer is c/o GT Biopharma, Inc., 8000 Marina Boulevard, Suite 100, Brisbane, California 94005. Applicable percentage ownership in the following table is based on 31,092,498 shares of common stock outstanding as of August 8, 2022 plus, for each person, any securities that person has the right to acquire within 60 days of August 8, 2022.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
Executive Officers and Directors:
Michael Breen (1)	656,218	2.1%
Manu Ohri (2)	166,666	*
Dr. Gregory Berk (3)	328,058	1.1%
Rajesh Shrotriya, M.D. (4)	315,984	1.0%
Bruce Wendel (5)	427,655	1.4%
Alan Urban (6)	25,000	*
Directors and executive officers as a group (7 persons) (7)	1,919,581	6.1%

*	Less than 1%.

(1)	Includes 50,000 shares underlying vested options.
(2)	Consists of 100,000 shares held by Anarjay Concepts, Inc., a corporation wholly-owned by Mr. Ohri, and 66,666 shares underlying vested options.
(3)	Includes 50,000 shares underlying vested options.
(4)	Consists of 315,984 shares underlying vested options.
(5)	Includes 75,000 shares underlying vested options.
(6)	Consists of 25,000 shares underlying vested options.
(7)	Includes 582,650 shares underlying vested options.

STOCKHOLDER PROPOSALS

In order for a stockholder proposal to be considered for inclusion in our proxy statement for our 2023 annual meeting of stockholders, the written proposal must be received by us no later than February 8, 2023, and should contain the information required by our Restated Bylaws. If the date of next year’s annual meeting is moved more than 30 days before or after June 8, 2023, the first anniversary of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials for next year’s meeting. Any proposals will also need to comply with Rule 14a-8 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to our Secretary at our principal executive offices.

If you intend to present a proposal at our 2023 annual meeting of stockholders and the proposal is not intended to be included in our proxy statement relating to that meeting, you must give us advance notice of the proposal in accordance with our Restated Bylaws. Pursuant to our Restated Bylaws, in order for a stockholder proposal to be deemed properly presented in these circumstances, a stockholder must deliver notice of the proposal to our Secretary, at our principal executive offices, no later than February 8, 2023. However, if the date of our 2023 annual meeting of stockholders is more than 30 days before or after June 8, 2023, the first anniversary of this year’s annual meeting, stockholders must give us notice of any stockholder proposals not less than 120 days prior to next year’s annual meeting, or, if later, a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting. If a stockholder does not provide us with notice of a stockholder proposal in accordance with the deadlines described above, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be acted upon at the Special Meeting other than described in this proxy statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this proxy statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

9

GT BIOPHARMA, INC.
8000 MARINA BLVD.
SUITE 100
BRISBANE, CA 94005

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GTBP2022SM**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000577735_1 R1.0.0.24

10

GT BIOPHARMA, INC.
SPECIAL MEETING OF STOCKHOLDERS
PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of GT Biopharma, Inc., hereby appoints Manu Ohri as proxy, with full power of substitution, to vote on behalf of the undersigned the same number of shares which the undersigned is then entitled to vote at the Special Meeting of the Stockholders of GT Biopharma, Inc., to be held at www.virtualshareholdermeeting.com/GTBP2022SM on Wednesday, September 28, 2022 at 11:00 A.M. PDT and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000577735_2 R1.0.0.24

Continued and to be signed on reverse side

11